UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2022

RISE GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

650-669 Howe Street
 Vancouver, British Columbia, Canada V6C 0B4
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Rise Gold Corp. reported the County of Nevada has released the Final Environmental Impact Report (the "FEIR") for the Idaho-Maryland Mine Project (the "IMM Project"). The independently prepared FEIR's release is a major milestone toward approving the Company's Use Permit application to reopen the historic past-producing Idaho-Maryland Gold Mine.

The FEIR, prepared in accordance with the California Environmental Quality Act (CEQA), is a culmination of three years of study by the Nevada County government with the support of its consultant, Raney Planning & Management Inc., and contributions from qualified technical experts and scientists, concludes that there are no significant impacts to air quality, biological resources, water quality, groundwater, vibration, or noise from operations from the proposed re-opening of the Idaho-Maryland Mine.

The FEIR confirms three impacts from the project: 1) Temporary construction noise from the installation of a water pipeline; 2) Addition of traffic to an intersection already operating at an unacceptable level of service, and 3) Aesthetics due to noticeable changes to the existing visual character of the project sites. The County's recently released Independent Economic Study confirms the Project will have economic and community benefits which the Company believes will significantly outweigh the three impacts identified in the FEIR.

A general outline of the remaining milestones in the Use Permit process is as follows:

  The Nevada County Planning Commission holds a public hearing to consider the FEIR and make a recommendation on project approval to the Nevada County Board of Supervisors; and
  The Board of Supervisors holds a public hearing to consider and make a final decision on the IMM Project. A majority vote of the five supervisors is required to approve the project.

The timeline to complete the Use Permit Application process largely depends on the Nevada County government. The Company believes that the Use Permit process for the IMM Project could be completed over the next several months, likely during the first quarter of 2023.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated December 16, 2022
104	Cover Page Interactive Data File (embedded withing the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 16, 2022

RISE GOLD CORP.

/s/ Benjamin Mossman
Benjamin Mossman
Chief Executive Officer